AMENDED AND RESTATED BYLAWS

                                       OF

                                GARDEN.COM, INC.
                            (A DELAWARE CORPORATION)

                         AMENDED AND RESTATED BYLAWS OF

                                GARDEN.COM, INC.
                            (a Delaware corporation)

                                TABLE OF CONTENTS
                                                                            Page

ARTICLE  I  CORPORATE  OFFICES                                                 1
          --------------------
     1.1     REGISTERED  OFFICE                                                1
     1.2     OTHER  OFFICES                                                    1
ARTICLE  II  MEETINGS  OF  STOCKHOLDERS                                        1
           ----------------------------
     2.1     PLACE  OF  MEETINGS                                               1
     2.2     ANNUAL  MEETING                                                   1
     2.3     SPECIAL  MEETING                                                  2
     2.4     NOTICE  OF  STOCKHOLDERS'  MEETINGS                               2
     2.5     ADVANCE  NOTICE  OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS 2
     2.6     MANNER  OF  GIVING  NOTICE;  AFFIDAVIT  OF  NOTICE                4
     2.7     QUORUM                                                            4
     2.8     ADJOURNED  MEETING;  NOTICE                                       4
     2.9     VOTING                                                            5
     2.10     PROHIBITION OF STOCKHOLDER ACTION BY WRITTEN CONSENT
              WITHOUT A MEETING                                                5
     2.11     RECORD  DATE  FOR  STOCKHOLDER  NOTICE;  VOTING                  5
     2.12     PROXIES                                                          6
     2.13     ORGANIZATION                                                     6
     2.14     LIST  OF  STOCKHOLDERS  ENTITLED  TO  VOTE                       6
     2.15     WAIVER  OF  NOTICE                                               6
ARTICLE  III  DIRECTORS                                                        7
            -----------
     3.1     POWERS                                                            7
     3.2     NUMBER  OF  DIRECTORS                                             7
     3.3     ELECTION  AND  TERM  OF  OFFICE  OF  DIRECTORS                    7
     3.4     RESIGNATION  AND  VACANCIES                                       7
     3.5     REMOVAL  OF  DIRECTORS                                            9
     3.6     PLACE  OF  MEETINGS;  MEETINGS  BY  TELEPHONE                     9
     3.7     REGULAR  MEETINGS                                                 9
     3.8     SPECIAL  MEETINGS;  NOTICE                                        9

     3.9     QUORUM                                                           10
     3.10     WAIVER  OF  NOTICE                                              10
     3.11     ADJOURNMENT                                                     10
     3.12     NOTICE  OF  ADJOURNMENT                                         10
     3.13     BOARD  ACTION  BY  WRITTEN  CONSENT  WITHOUT  A  MEETING        10
     3.14     FEES  AND  COMPENSATION  OF  DIRECTORS                          11
     3.15     APPROVAL  OF  LOANS  TO  OFFICERS                               11
     3.16     SOLE  DIRECTOR  PROVIDED  BY  CERTIFICATE  OF  INCORPORATION    11
ARTICLE  IV  COMMITTEES                                                       11
           ------------
     4.1     COMMITTEES  OF  DIRECTORS                                        11
     4.2     MEETINGS  AND  ACTION  OF  COMMITTEES                            12
     4.3     COMMITTEE  MINUTES                                               12
ARTICLE  V  OFFICERS                                                          13
          ----------
     5.1     OFFICERS                                                         13
     5.2     ELECTION  OF  OFFICERS                                           13
     5.3     SUBORDINATE  OFFICERS                                            13
     5.4     REMOVAL  AND  RESIGNATION  OF  OFFICERS                          13
     5.5     VACANCIES  IN  OFFICES                                           14
     5.6     CHAIRMAN  OF  THE  BOARD                                         14
     5.7     PRESIDENT  AND  CHIEF  EXECUTIVE  OFFICER                        14
     5.8     CHIEF  OPERATING  OFFICER                                        15
     5.9     CHIEF  MERCHANDISING  AND  MARKETING  OFFICER                    15
     5.10     CHIEF  TECHNOLOGY  OFFICER                                      15
     5.11     VICE  PRESIDENTS                                                15
     5.12     SECRETARY                                                       15
     5.13     CHIEF  FINANCIAL  OFFICER                                       16
     5.14     ASSISTANT  SECRETARY                                            16
     5.15     ADMINISTRATIVE  OFFICERS                                        17
     5.16     AUTHORITY  AND  DUTIES  OF  OFFICERS                            17
ARTICLE  VI  INDEMNIFICATION  OF DIRECTORS, OFFICERS, EMPLOYEES AND
             ------------------------------------------------------
             OTHER AGENTS                                                     17
             -------------
     6.1     INDEMNIFICATION  OF  DIRECTORS  AND  OFFICERS                    17
     6.2     INDEMNIFICATION  OF  OTHERS                                      18
     6.3     INSURANCE                                                        18

ARTICLE  VII  RECORDS  AND  REPORTS                                           19
              ---------------------
     7.1     MAINTENANCE  AND  INSPECTION  OF  RECORDS                        19
     7.2     INSPECTION  BY  DIRECTORS                                        19
     7.3     ANNUAL  STATEMENT  TO  STOCKHOLDERS                              19
     7.4     REPRESENTATION  OF  SHARES  OF  OTHER  CORPORATIONS              19
     7.5     CERTIFICATION  AND  INSPECTION  OF  AMENDED  AND RESTATED BYLAWS 20
ARTICLE  VIII  GENERAL  MATTERS                                               20
             ------------------
     8.1     RECORD  DATE  FOR  PURPOSES  OTHER  THAN  NOTICE  AND  VOTING    20
     8.2     CHECKS;  DRAFTS;  EVIDENCES  OF  INDEBTEDNESS                    20
     8.3     CORPORATE  CONTRACTS  AND  INSTRUMENTS:  HOW  EXECUTED           20
     8.4     STOCK  CERTIFICATES;  TRANSFER;  PARTLY  PAID  SHARES            21
     8.5     SPECIAL  DESIGNATION  ON  CERTIFICATES                           22
     8.6     LOST  CERTIFICATES                                               22
     8.7     TRANSFER  AGENTS  AND  REGISTRARS                                22
     8.8     CONSTRUCTION;  DEFINITIONS                                       22
ARTICLE  IX  AMENDMENTS                                                       23
           ------------

                           AMENDED AND RESTATED BYLAWS
                           ---------------------------

                                       OF
                                       --

                                GARDEN.COM, INC.
                                ----------------
                            (a Delaware corporation)

                                    ARTICLE I

                                CORPORATE OFFICES
                                -----------------

1.1  REGISTERED  OFFICE

The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

1.2  OTHER  OFFICES

The corporation may have such principal and other business offices as the Board of Directors may designate or the business of the corporation may require from time to time, both within and without the State of Delaware, in any and all States of the United States of America, in the District of Columbia, in any or all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States, and in any foreign countries.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS
                            ------------------------

2.1  PLACE  OF  MEETINGS

Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

2.2  ANNUAL  MEETING

The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the third Wednesday of November in each year starting in 2000 at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted.

2.3  SPECIAL  MEETING

A special meeting of the stockholders may be called at any time by the board of directors, by the chairman of the board, or by the president.

If a special meeting is called by any person or persons other than the board of directors, then the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.6 of these Amended and Restated
Bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting, so long as that time is not less than 35 nor more than 60 days after the receipt of the request. If the notice is not given within 20 days after receipt of the request, then the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

2.4  NOTICE  OF  STOCKHOLDERS'  MEETINGS

All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.6 of these Amended and Restated Bylaws not less than ten nor more than 60 days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

2.5  ADVANCE  NOTICE  OF  STOCKHOLDER  NOMINEES  AND  STOCKHOLDER  BUSINESS

Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation,

(a)  nominations  for  the  election  of  directors,  and

(b) business proposed to be brought before any stockholder meeting may be made by the board of directors or proxy committee appointed by the board of directors or by any stockholder entitled to vote in the election of directors generally if such nomination or business proposed is otherwise proper business before such meeting. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such stockholder has given timely notice in proper written form of their intent to make such nomination or nominations or to propose such business. To be timely, such stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 120 calendar days in advance of the date specified in the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. To be in proper form, a stockholder's notice to the secretary shall set forth:

(i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

(ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

(iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and

(v) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

The chairman of the meeting shall refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

2.6  MANNER  OF  GIVING  NOTICE;  AFFIDAVIT  OF  NOTICE

Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

2.7  QUORUM

The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.7 of these Amended and Restated Bylaws.

When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these Amended and Restated Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

2.8  ADJOURNED  MEETING;  NOTICE

When a meeting is adjourned to another time and place, unless these Amended and Restated Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.9  VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these Amended and Restated Bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

Except as may be otherwise provided in the certificate of incorporation or these Amended and Restated Bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder and stockholders shall not be entitled to cumulate their votes in the election of directors or with respect to any matter submitted to a vote of the stockholders.

2.10  PROHIBITION  OF  STOCKHOLDER  ACTION  BY WRITTEN CONSENT WITHOUT A MEETING

Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

2.11  RECORD  DATE  FOR  STOCKHOLDER  NOTICE;  VOTING

For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than 60 days nor less than ten days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than 30 days from the date set for the original meeting.

The record date for any other purpose shall be as provided in Section 8.1 of these Amended and Restated Bylaws.

2.12  PROXIES

Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

2.13  ORGANIZATION

The president, or in the absence of the president, the chairman of the board, or, in the absence of the president and the chairman of the board, one of the corporation's vice presidents, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.14  LIST  OF  STOCKHOLDERS  ENTITLED  TO  VOTE

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

2.15  WAIVER  OF  NOTICE

Whenever  notice  is  required  to  be  given under any provision of the General
Corporation Law of Delaware or of the certificate of incorporation or these Amended and Restated Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these Amended and Restated Bylaws.

                                   ARTICLE III

                                    DIRECTORS
                                    ---------

3.1  POWERS

Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the Certificate of Incorporation or these Amended and Restated Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

3.2  NUMBER  OF  DIRECTORS

The number of directors which shall constitute the whole Board shall be not less than five nor more than 15, as may be designated from time to time by the Board of Directors. The directors shall be divided into three classes, as nearly equal in number as possible, with the term of office of the first class (Class
I) to expire at the annual meeting of stockholders held in 2000; the term of office of the second class (Class II) to expire at the annual meeting of stockholders held in 2001; the term of office of the third class (Class III) to expire at the annual meeting of stockholders held in 2002; and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election.

No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

3.3  ELECTION  AND  TERM  OF  OFFICE  OF  DIRECTORS

Except as provided in Section 3.4 of these Amended and Restated Bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

3.4  RESIGNATION  AND  VACANCIES

Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Each director so elected shall hold office until the next election of the class for which such director shall have been chosen and until a successor has been elected and qualified.

Unless otherwise provided in the certificate of incorporation or these Amended and Restated Bylaws:

(i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

(ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these Amended and Restated Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

3.5  REMOVAL  OF  DIRECTORS

Unless otherwise restricted by statute or by the certificate of incorporation, any director or the entire board of directors may only be removed only for cause by the holders of a majority of the shares then entitled to vote at an election of directors.

3.6  PLACE  OF  MEETINGS;  MEETINGS  BY  TELEPHONE

Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such participating directors shall be deemed to be present in person at the meeting.

3.7  REGULAR  MEETINGS

Regular meetings of the board of directors may be held without notice at such time as shall from time to time be determined by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day.

3.8  SPECIAL  MEETINGS;  NOTICE

Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telecopy or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopy or telegram, it shall be delivered personally or by telephone or to the telegraph company at least 48 hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

3.9  QUORUM

A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.12 of these Amended and Restated Bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the quorum for that meeting.

3.10  WAIVER  OF  NOTICE

Notice of a meeting need not be given to any director (i) who signs a waiver of notice, whether before or after the meeting, or (ii) who attends the meeting other than for the express purposed of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. All such waivers shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

3.11  ADJOURNMENT

A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the board to another time and place.

3.12  NOTICE  OF  ADJOURNMENT

Notice of the time and place of holding an adjourned meeting of the board need not be given unless the meeting is adjourned for more than 24 hours. If the meeting is adjourned for more than 24 hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.9 of these Amended and Restated Bylaws, to the directors who were not present at the time of the adjournment.

3.13  BOARD  ACTION  BY  WRITTEN  CONSENT  WITHOUT  A  MEETING

Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board of directors.

3.14  FEES  AND  COMPENSATION  OF  DIRECTORS

Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

3.15  APPROVAL  OF  LOANS  TO  OFFICERS

The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

3.16  SOLE  DIRECTOR  PROVIDED  BY  CERTIFICATE  OF  INCORPORATION

In the event only one director is required by these Amended and Restated Bylaws or the certificate of incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver, etc., by such sole director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to the board of directors.

                                   ARTICLE IV

                                   COMMITTEES
                                   ----------

4.1  COMMITTEES  OF  DIRECTORS

The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in
Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution or (v) amend the Amended and Restated Bylaws of the corporation; and, unless the board resolution establishing the committee, the Amended and Restated Bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

4.2  MEETINGS  AND  ACTION  OF  COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the following provisions of Article III of these Amended and Restated Bylaws: Section 3.6 (place of meetings; meetings by telephone), Section
3.8 (regular meetings), Section 3.9 (special meetings; notice), Section 3.10 (quorum), Section 3.11 (waiver of notice), Section 3.12 (adjournment), Section
3.13 (notice of adjournment) and Section 3.14 (board action by written consent without meeting), with such changes in the context of those Amended and Restated Bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these Amended and Restated Bylaws.

4.3  COMMITTEE  MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                    ARTICLE V

                                    OFFICERS
                                    --------

5.1  OFFICERS

The Corporate Officers of the corporation shall be a chief executive officer, a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, a chief operating officer, a chief merchandising and marketing officer, a chief technology officer, one or more vice presidents (however denominated), one or more assistant secretaries, a treasurer and one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these Amended and Restated Bylaws. Any number of offices may be held by the same person.

In addition to the Corporate Officers of the Company described above, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation in accordance with the provisions of Section 5.12 of these Amended and Restated Bylaws.

5.2  ELECTION  OF  OFFICERS

The Corporate Officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these Amended and Restated Bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment, and shall hold their respective offices for such terms as the board of directors may from time to time determine.

5.3  SUBORDINATE  OFFICERS

The board of directors may appoint, or may empower the president to appoint, such other Corporate Officers as the business of the corporation may require, each of whom shall hold office for such period, have such power and authority, and perform such duties as are provided in these Amended and Restated Bylaws or as the board of directors may from time to time determine.

The president may from time to time designate and appoint Administrative Officers of the corporation in accordance with the provisions of Section 5.12 of these Amended and Restated Bylaws.

5.4  REMOVAL  AND  RESIGNATION  OF  OFFICERS

Subject to the rights, if any, of a Corporate Officer under any contract of employment, any Corporate Officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of a Corporate Officer chosen by the board of directors, by any Corporate Officer upon whom such power of removal may be conferred by the board of directors.

Any Corporate Officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the Corporate
Officer  is  a  party.

Any Administrative Officer designated and appointed by the president may be removed, either with or without cause, at any time by the president. Any Administrative Officer may resign at any time by giving written notice to the president or to the secretary of the corporation.

5.5  VACANCIES  IN  OFFICES

A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Amended and Restated Bylaws for regular appointments to that office.

5.6  CHAIRMAN  OF  THE  BOARD

The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise such other powers and perform such other duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these Amended and Restated Bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these Amended and Restated Bylaws.

5.7  PRESIDENT  AND  CHIEF  EXECUTIVE  OFFICER

Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president and chief executive officer shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the office of president and chief executive officer of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these Amended and Restated Bylaws.

5.8  CHIEF  OPERATING  OFFICER

Subject to such supervisory powers, if any, as may be given by the board of directors to the president and chief executive officer, the chief operating officer shall be the principal operating officer and shall, subject to the control of the board of directors and/or the president and chief executive officer, have general supervision, direction and control of the business and the officers of the corporation. In general, he or she shall perform all duties incident to the office of chief operating officer and such other duties as may be assigned to him or her from time to time by the board of directors or the president and chief executive officer.

5.9  CHIEF  MERCHANDISING  AND  MARKETING  OFFICER

Subject to such supervisory powers, if any, as may be given by the board of directors to the president and chief executive officer, the chief merchandising and marketing officer shall be the principal officer in charge of the corporation's merchandising, marketing and similar functions. In general, he or she shall perform all duties incident to the office of chief merchandising and marketing officer and such other duties as may be assigned to him or her from time to time by the board of directors or the president and chief executive officer.

5.10  CHIEF  TECHNOLOGY  OFFICER

Subject to such supervisory powers, if any, as may be given by the board of directors to the president and chief executive officer, the chief technology officer shall be the principal officer in charge of the corporation's information and non-information technology and systems. In general, he or she shall perform all duties incident to the office of chief technology officer and such other duties as may be assigned to him or her from time to time by the board of directors or the president and chief executive officer.

5.11  VICE  PRESIDENTS

In the absence or disability of the president, and if there is no chairman of the board, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these Amended and Restated Bylaws, the president or the chairman of the board.

5.12  SECRETARY

The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of the board of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these Amended and Restated Bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these Amended and Restated Bylaws.

5.13  CHIEF  FINANCIAL  OFFICER

The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as a director.

The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these Amended and Restated Bylaws.

5.14  ASSISTANT  SECRETARY

The assistant secretary, if any, or, if there is more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

5.15  ADMINISTRATIVE  OFFICERS

In  addition  to  the  Corporate  Officers  of  the  corporation  as provided in
Section 5.1 of these Amended and Restated Bylaws and such subordinate Corporate Officers as may be appointed in accordance with Section 5.3 of these Amended and Restated Bylaws, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation. Administrative Officers shall perform such duties and have such powers as from time to time may be determined by the president or the board of directors in order to assist the Corporate Officers in the furtherance of their duties. In the performance of such duties and the exercise of such powers, however, such Administrative Officers shall have limited authority to act on behalf of the corporation as the board of directors shall establish, including but not limited to limitations on the dollar amount and on the scope of agreements or commitments that may be made by such Administrative Officers on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the president without further approval by the board of directors.

5.16  AUTHORITY  AND  DUTIES  OF  OFFICERS

In addition to the foregoing powers, authority and duties, all officers of the corporation shall respectively have such authority and powers and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors.

                                   ARTICLE VI

                INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES
                -------------------------------------------------
                                AND OTHER AGENTS
                                ----------------

6.1  INDEMNIFICATION  OF  DIRECTORS  AND  OFFICERS

The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the Board of Directors of the corporation.

The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director of officer is not entitled to be indemnified under this Section 6.1 or otherwise.

The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these Amended and Restated Bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

6.2  INDEMNIFICATION  OF  OTHERS

The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.3  INSURANCE

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

                                   ARTICLE VII

                               RECORDS AND REPORTS
                               -------------------

7.1  MAINTENANCE  AND  INSPECTION  OF  RECORDS

The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Amended and Restated Bylaws as amended to date, accounting books and other records of its business and properties.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

7.2  INSPECTION  BY  DIRECTORS

Any director shall have the right to examine (and to make copies of) the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

7.3  ANNUAL  STATEMENT  TO  STOCKHOLDERS

The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

7.4  REPRESENTATION  OF  SHARES  OF  OTHER  CORPORATIONS

The chairman of the board, if any, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

7.5  CERTIFICATION  AND  INSPECTION  OF  AMENDED  AND  RESTATED  BYLAWS

The original or a copy of these Amended and Restated Bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                  ARTICLE VIII

                                 GENERAL MATTERS
                                 ---------------

8.1  RECORD  DATE  FOR  PURPOSES  OTHER  THAN  NOTICE  AND  VOTING

For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted and which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the applicable resolution.

8.2  CHECKS;  DRAFTS;  EVIDENCES  OF  INDEBTEDNESS

From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.3  CORPORATE  CONTRACTS  AND  INSTRUMENTS:  HOW  EXECUTED

The board of directors, except as otherwise provided in these Amended and Restated Bylaws, may authorize and empower any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such power and authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.4  STOCK  CERTIFICATES;  TRANSFER;  PARTLY  PAID  SHARES

The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

8.5  SPECIAL  DESIGNATION  ON  CERTIFICATES

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.6  LOST  CERTIFICATES

Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

8.7  TRANSFER  AGENTS  AND  REGISTRARS

The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

8.8  CONSTRUCTION;  DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of Delaware shall govern the construction of these Amended and Restated Bylaws. Without limiting the generality of this provision, as used in these Amended and Restated Bylaws, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both an entity and a natural person.

                                   ARTICLE IX

                                   AMENDMENTS
                                   ----------

The original or other Amended and Restated Bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote or by the board of directors of the corporation. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Amended and Restated Bylaws.

Whenever an amendment or new bylaw is adopted, it shall be copied in the book of Amended and Restated Bylaws with the original Amended and Restated Bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.